UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2007
D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 Commerce Street, Suite 500, Fort Worth, Texas 76102
(Address of principal executive offices)
Registrant’s telephone number, including area code: (817) 390-8200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On March 30, 2007, DHI Mortgage Company, Ltd. (“DHI Mortgage”), a subsidiary of D.R. Horton, Inc., entered into the First Amendment to Second Amended and Restated Credit Agreement and to Second Amended and Restated Pledge and Security Agreement (“First Amendment to the Credit Facility”) with U.S. Bank National Association, as agent, JPMorgan Chase Bank N.A., as syndication agent, and the other lenders listed thereon. The First Amendment to the Credit Facility was entered into primarily to extend the maturity date from April 6, 2007 to March 28, 2008 and to add a new lender and to make certain other changes therein. The Aggregate Commitment Amount under the First Amendment to the Credit Facility will remain at the same $540 million level as under the Credit Facility (the Second Amended and Restated Credit Agreement).
The First Amendment to the Credit Facility is secured by certain mortgage loans held for sale and is not guaranteed by D.R. Horton, Inc. or any of the guarantors of the Senior and Senior Subordinated Notes of D.R. Horton, Inc. DHI Mortgage pays interest on each advance under the First Amendment to the Credit Facility at a per annum rate of either (i) the balance funded rate, (ii) the prime rate, or (iii) the 30 day LIBOR rate plus applicable margin. The First Amendment to the Credit Facility is filed herewith as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.01 “Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 2.03 and the First Amendment to the Credit Facility which is filed herewith as Exhibit 10.1 is incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibit:
10.1	First Amendment to Second Amended and Restated Credit Agreement and to Second Amended and Restated Pledge and Security Agreement between DHI Mortgage Company, Ltd. and U.S. Bank National Association, JPMorgan Chase Bank and Lenders dated March 30, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 4, 2007

D. R. Horton, Inc.
By:	/s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	First Amendment to Second Amended and Restated Credit Agreement and to Second Amended and Restated Pledge and Security Agreement between DHI Mortgage Company, Ltd. and U.S. Bank National Association, JPMorgan Chase Bank and Lenders dated March 30, 2007.

4